Exhibit 10.25
2nd AMENDMENT TO COMMERCIAL LOAN AGREEMENT
THIS 2nd AMENDMENT dated as of November 16th 2007 is made to and a part of the Commercial Loan Agreement and Addendum thereto (the “CLA Addendum”) dated March 30, 2006 (collectively the “Loan Agreement”) by and between BROOKE CREDIT CORPORATION ("LENDER") and SUNCOAST HOLDINGS, INC., a Delaware corporation (“SH”), BRANDYWINE INSURANCE HOLDINGS, INC., a Delaware corporation (“BIH”), and PATRIOT RISK SERVICES, INC., a Delaware corporation (“PRS”) and the Amendment to Commercial Loan Agreement dated as of September 27 (“1st Amendment”), 2007 by and between Lender, SH, BIH, PRS, SUNCOAST CAPITAL, INC. (“SCI”), PATRIOT RISK MANAGEMENT, INC. (“PRM”), and PATRIOT RISK MANAGEMENT OF FLORIDA, INC. (“PRMF”) (SH, BIH PRS, SCI, PRM and PRMF collectively referred to hereinafter as “Borrower”).
WHEREAS, SH, BIH and PRS have collectively executed the Loan Agreement and related “Loan Documents” (as defined in the Loan Agreement) dated March 30, 2006, including, but not limited to, a Commercial Promissory Note (the “Original Note”), Guaranty of Steven M. Mariano (the “Guaranty”), Commercial Security Agreement (the “Security Agreement”) and Stock Pledge Agreement (the “Pledge Agreement”), together with a Consent dated August 2, 2007;
WHEREAS, Borrower has executed the 1st Amendment and related subsequent Loan Documents including, but not limited to, a Commercial Promissory Note (the “Second Note”);
WHEREAS, the 1st Amendment and related Loan Documents currently list a principal loan balance of $5,768,000.00;
WHEREAS, the 1st Amendment and related Loan Documents currently list the distribution of the proceeds from the Second Note as:

$5,000,000.00	to Borrower — capital injection in Guarantee Insurance Company
$ 100,000.00	to National Capital Advisors
$ 500,000.00	to BCA — Purchase Borrower’s Assistance Plan
$ 168,000.00	to BCC (or “Lender”) — Loan Fees (Including DBI Premium)
WHEREAS, the $100,000 fees to National Capital Advisors above were listed on the Loan Documents in error; and
WHEREAS, Borrower and Lender wish to restate the principal loan balance listed on the Second Note as $5,665,000.00 and to correct the corresponding distributions.
© Brooke Credit Corporation all rights reserved

FOR GOOD AND VALUABLE CONSIDERATION the sufficiency and receipt of which are acknowledged, it is agreed as follows:
     The Agreement and Loan Documents are amended as follows:
1.	The principal loan amount of the Second Note is restated as $5,665,000.00.

2.	The disbursements are restated to be:

$5,000,000.00	to Borrower — capital injection in Guarantee Insurance Company
$ 500,000.00	to BCA — Purchase Borrower’s Assistance Plan
$ 165,000.00	to BCC (or “Lender”) — Loan Fees (Including DBI Premium)
3.	Borrower hereby ratifies and adopts the 2nd Amendment and agrees that the 2nd Amendment and Loan Documents are enforceable against Borrower in accordance with the above terms.

4.	Borrower further agrees that this 2nd Amendment may be affixed to each and every Loan Document as evidence of the 2nd Amendment thereof in accordance with the above terms.
Unless specifically amended hereby, all provisions, terms and conditions shall remain as set forth in the Agreement and Loan Documents.
THIS AMENDMENT is executed on this 16th day of November, 2007.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:	LENDER:

SUNCOAST HOLDINGS, INC.	BROOKE CREDIT CORPORATION
a Delaware corporation	a Delaware corporation

By:	By:

Name: Steven M. Mariano	Name: Michael S. Lowry
Title: President and Chief Executive Officer	Title: President & CEO

BRANDYWINE INSURANCE HOLDINGS, INC., a Delaware corporation
By:
	Name:	Steven M. Mariano
	Title:	President and Chief Executive Officer

© Brooke Credit Corporation all rights reserved

SUNCOAST CAPITAL, INC., a Delaware corporation
By:
	Name:	Steven M. Mariano
	Title:	President and Chief Executive Officer

PATRIOT RISK MANAGEMENT, INC., a Delaware corporation
By:
	Name:	Timothy J. Ermatinger
	Title:	Chief Executive Officer

PATRIOT RISK SERVICES, INC., a Delaware corporation
By:
	Name:	Timothy J. Ermatinger
	Title:	Chief Executive Officer

PATRIOT RISK MANAGEMENT OF FLORIDA, INC., a Delaware corporation
By:
	Name:	Timothy J. Ermatinger
	Title:	Chief Executive Officer

© Brooke Credit Corporation all rights reserved

3